Q3 and Nine Months 2018 Results October 2018 1

SAFE HARBOR STATEMENT Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 14, 2018, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, and adjusted EPS.  These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/ or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income. See the Appendix for a reconciliation of the non-GAAP financial measures used herein to the most directly comparable GAAP measure. 2

THIRD QUARTER 2018 REVIEW AND RECENT HIGHLIGHTS • Q3 2018 net revenue from continuing operations1 increased 30% year-over-year to $95.5 million, compared to $73.8 million in Q3 2017 • Q3 2018 net income from continuing operations of $10.0 million, compared to $(3.1) million in Q3 2017; margin of 10% • Q3 2018 adjusted EBITDA from continuing operations of $30.5 million, compared to $12.9 million in Q3 2017; Adjusted EBITDA margin of 32% • Delivered solid account growth during Q3 with new direct accounts increasing 28% year-over-year and increasing 23% quarter-over-quarter • Diverse product offering drove strong revenue per million, which increased to $164 for the quarter, despite low trading volumes • Futures margins for the first nine months of 2018 doubled year-over-year as a result of revenue growth and cost control measures • Subsequent to quarter end, on October 9th, GAIN commenced a tender offer to purchase up to $50 million of shares • Early results indicate that the impact of new ESMA regulations enforced as of August 1st will have less than 5% impact on total revenue, in line with previous expectations 1. Continuing Operations includes financial information from the Company excluding results from the Institutional business. See slides 26 and 27 for a quarterly reconciliation of total company to continuing operations. 3

2018 AND BEYOND – STRATEGIC PRIORITIES Deliver Organic Growth Increase Operational Excellence Reduce Revenue Volatility • Focus on direct business, • Increase automation and reduce • Increase efficiency of revenue leveraging brand assets & service costs capture existing global footprint • Simplify technology “stack” • Implement AI-driven hedging • Significantly increase marketing • Automation of operational program spend to drive growth in direct processes • Decrease cost of hedging clients • Rationalize and refocus brands • Further optimize trade flow from • Enhance products and services • Optimize insource vs. outsource indirect business • Optimize client onboarding 4

DELIVERING ORGANIC GROWTH - FOCUS ON DIRECT BUSINESS Focusing on our direct customers will lead to margin expansion and increased client engagement Trailing 3-Month Active Accounts New Direct Accounts2 1.4 New Direct Accounts increased 28% y/y and increased 23% q/q 100,000 1.2 25,000 80,000 1.0 20,000 60,000 0.8 15,000 40,000 0.6 20,000 0.4 10,000 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 5,000 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 1 Direct FXCM Indirect GVIX Volume Mix Direct Volume per Active3 Year-over-year direct volume growth Decreased 11% y/y and decreased 22% q/q 10 Q3' 17 Q3' 18 ) s 8 n o i l l Indirect i 6 Indirect M 25% ( 33% $ 4 Direct Direct 67% 75% 2 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 1. GVIX, GAIN’s volatility indicator, is a metric calculated daily by volume weighting the 5-Day % average true ranges (ATR) of 6 of our major products (Dax, EUR/USD, GBP/USD, USD/JPY, Dow and Gold). The volume weights are based on the relative monthly volumes across these 6 markets. 2. New direct accounts are defined as organically acquired clients that opened an account during the corresponding period. By definition this figure will exclude the FXCM clients that were inorganically acquired in February 2017. 5 3. Includes FXCM.

INCREASING MARKETING SPEND TO ACCELERATE ORGANIC GROWTH

- Planned increase in retail marketing spend across majority of GAIN's regional markets commenced in early Q3
- Q3 retail marketing spend of $10 million, an increase of 59% on Q2
- Encouraging early results, with new direct accounts in Q3 increasing 23% q/q and 28% y/y
- Forecasting Q4 marketing spend to be in line with these elevated Q3 levels
- Impact of increased marketing investment expected to build into early 2019, aimed at growing new and active accounts, trading activity and organic revenue growth in 2019 and beyond



Total New Direct Accounts and Marketing Spend
New Direct Accounts
25,000
20,000
15,000
10,000
5,000
0
Marketing Spend ($ Millions)
11
10
9
8
7
6
5
4
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Marketing Spend
GVIX
New Direct Accounts

6

RECURRING CLIENT REVENUE STREAM Client Revenue by Tenure YTD 2018 • Long tail of revenue from clients who remain with us for over 5 years, which provides a recurring revenue stream and positive ROI on our marketing investment 31% >5 years • 72% of CTR in 2018 year-to-date came from clients that have been with GAIN for at least one year • 51% of CTR in 2018 year-to-date came from clients that 20% 3-5 years have been with GAIN for three or more years 1-2 years • Greater focus on attracting experienced traders, along 21% with implementation of early value prediction models to identify high value clients in first months of trading, aimed at improving overall tenure and LTV < 1 year 28% 7

DELIVERING ORGANIC GROWTH THROUGH PRODUCT INNOVATION Continue to invest in new products and services: New Web Trading Platform • Launched in Q3 in the UK and Asia Pacific region • Scheduled to launch in the U.S. during Q4 FX Direct Market Access (DMA) Offering • Targeting high volume FX traders looking to access 3rd party DMA Deal ticket liquidity showing depth of • First true Prime of Prime agency execution model for retail traders market • Launched in US; global rollout planned from Q1’19 Onboarding and Funding Enhancements • Streamlined application form, KYC automation, new funding options across US, Canada & UK • Singapore and Australia optimizations scheduled for Q4 8

GAIN CAPITAL

REDUCING REVENUE VOLATILITY

- Six months into new automated hedging model implementation, GAIN continues to see positive results:
  - Reduced standard deviation of daily P&L by 13%[1]
  - Improved Sharpe ratio[2] by 24%[1]
- Rolled out initially for FX and will look to extend to other asset classes during early 2019
- Diverse product mix generated Q3 RPM of $164, despite low trading volumes
- Long-term revenue capture expected to trend in line with previous guidance of $100 to $105 RPM



Risk Model Standard Deviation
104
102
100
98
96
94
92
90
Indexed Value
Feb-18
Mar-18
April-18
May-18
Jun-18
Jul-18
Aug-18
Sept-18
New Model
Old Model



Risk Model Sharpe Ratio
130
120
110
100
90
Indexed Value
Feb-18
Mar-18
April-18
May-18
Jun-18
Jul-18
Aug-18
Sept-18
New Model
Old Model

1. During the 6 months ended September 2018 across all asset classes versus the theoretical results from the old hedging model over the same period.
2. The Sharpe ratio is a measure of risk versus return, the higher the ratio the better the return per unit of risk. Calculated as daily revenue / standard deviation of revenue.

9

UPDATE ON TENDER OFFER • GAIN launched a modified Dutch auction tender offer on October 9, 2018 to purchase up to $50 million of its shares • At the maximum, $7.94, and minimum, $7.24, prices, GAIN would purchase up to 14.2% and 15.6% of outstanding shares, respectively • The tender offer is scheduled to close on November 6, 2018, unless otherwise extended by GAIN • GAIN believes the tender offer is a prudent use of financial resources given available liquidity, including proceeds from the sale of GTX, and the current market price of its shares 10

Financial Review 11

GAIN | CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	3 Months Ended Sept. 30,		9 Months Ended Sept. 30,		$ Change	
	2018	2017	2018	2017	3 Months	9 Months
As Reported						
Net Revenue from Continuing Operations	$ 95.5	$ 73.8	$ 278.1	$ 215.5	$ 21.7	$ 62.6
Operating Expenses	(65.0)	(60.9)	(196.8)	(191.7)	(4.1)	(5.1)
Adjusted EBITDA[1] from Continuing Operations	$ 30.5	$ 12.9	$ 81.3	$ 23.8	$ 17.6	$ 57.5
Adjusted EBITDA Margin %	*32%*	*17%*	*29%*	*11%*	*15 pts*	*18 pts*
Net Income/(Loss) from Continuing Operations	$ 10.0	$ (3.1)	$ 28.7	$ (8.0)	$ 13.1	$ 36.7
Adjusted Net Income/(Loss)[1]	$ 13.5	$ 1.4	$ 31.7	$ (6.6)	$ 12.1	$ 38.3
GAAP Diluted EPS from continuing operations	$ 0.22	$ (0.06)	$ 0.60	$ (0.14)	$ 0.28	$ 0.74
Adjusted Diluted EPS[1] from continuing operations	$ 0.30	$ 0.03	$ 0.70	$ (0.14)	$ 0.27	$ 0.84
Operating Metrics[2]						
Retail OTC ADV (bns)	$ 7.8	$ 9.9	$ 10.3	$ 9.8	$ (2.1)	$ 0.5
Retail RPM	$164	$96	$121	$94	$68	$27
Avg. Daily Futures Contracts	25,748	24,102	31,149	27,842	$ 1,646	$ 3,307
Futures RPC	$ 5.34	$ 5.95	$ 5.19	$ 5.57	$ (0.61)	$ (0.38)

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) This is a non-GAAP financial measure. Please see the appendix to this presentation for a reconciliation to the corresponding GAAP financial measure.
(2) Definitions for operating metrics are available in the appendix to this presentation.

12

OPERATING SEGMENT RESULTS: RETAIL Retail Financial & Operating Results • Q3'18 ADV decreased 21% year-over-year to $7.8 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, billion 2018 2017 2018 2017 TTM 9/30/18 ◦ YTD ADV up 5% year-over-year to $10.3 Trading Revenue $82.9 $62.1 $239.1 $180.2 $290.0 billion Other Retail Revenue 2.9 1.8 7.0 4.5 8.8 Total Revenue $85.9 $63.9 $246.1 $184.6 $298.9 • Q3'18 total retail revenue increased 34% year-over- Employee Comp & Ben 14.4 12.7 43.4 40.5 57.5 year Marketing 10.0 6.3 22.1 22.4 29.6 Referral Fees 5.3 9.8 20.0 31.9 27.8 • Q3'18 profit margin improved to 45%, outpacing the Other Operating Exp. 17.2 15.6 53.2 44.3 68.1 TTM average of 39% Segment Profit $39.0 $19.5 $107.3 $45.5 $115.9 % Margin 45% 30% 44% 25% 39% • Q3 referral fees decreased both on an absolute and per million basis Operating Metrics ADV (bns) $7.8 $9.9 $10.3 $9.8 $9.9 12 Month Trailing Active OTC Accounts 129,182 133,813 129,182 133,813 129,182 Client Assets $663.8 $738.5 $663.8 $738.5 $663.8 PnL/mm $164 $96 $121 $94 $114 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 13

OPERATING SEGMENT RESULTS: FUTURES Futures Financial & Operating Results 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 TTM 9/30/18 Trading Revenue $ 8.7 $ 9.0 $ 30.4 $ 29.2 $ 39.2 • Futures average daily contracts increased 7% to Other Futures Revenue $ 1.1 $ 0.7 $ 2.9 $ 1.6 $ 3.6 25,748 during Q3 Revenue $ 9.7 $ 9.8 $ 33.3 $ 30.8 $ 42.9 Employee Comp & Ben 2.4 2.3 7.8 7.4 9.8 Marketing 0.2 0.1 0.6 0.6 0.8 • 2018 YTD profit margin has doubled to 14%, up Referral Fees 2.8 3.1 10.0 10.7 13.2 Other Operating Exp. 3.0 2.9 10.4 9.9 13.4 from 7% in the prior year Segment Profit $1.3 $ 1.3 $ 4.5 $ 2.2 $ 5.6 % Margin 13% 13% 14% 7% 13% • Potential for margins to continue to improve as Operating Metrics Avg. Daily Contracts 25,748 24,102 31,149 27,842 29,800 interest rates increase 12 Month Trailing Active Futures 7,550 8,056 7,550 8,056 7,550 Client Assets $ 223.5 $ 221.1 $ 223.5 $ 221.1 $ 223.5 Revenue/Contract $ 5.34 $ 5.95 $ 5.19 $ 5.57 $ 5.74 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 14

STRONG LIQUIDITY POSITION Total liquidity of $352 million at the end of Q3 2018 Required Liquidity • Adjusting for the sale of GTX business, this represents a 31% Reserves improvement over Q3 2017 Eleven transactions since IPO in 2010 Corporate Sale of GTX generated net proceeds of approximately $85 million Development Total Liquidity: Well positioned for future opportunities $352 million1,2 Quarterly dividend of $0.06 per share approved ▪ Record date: December 11, 2018 Quarterly Dividends ▪ Payment date: December 18, 2018 Repurchased 451,624 shares at an average share price of $7.20 during Q3 2018 Buyback Program Approximately $26 million authorized and remaining for additional repurchases Pending tender offer for up to $50 million of GAIN's shares 1. Includes $50 million credit revolver. Liquidity table available in appendix to this presentation. 2. Does not reflect use of up to $50 million to repurchase GAIN stock through pending tender offer. 15

POSITIONED TO DELIVER LONG-TERM VALUE Proven Leader in a Large, Attractive and Growing Market Diverse and Scalable Business Model Multiple Levers to Drive Growth and Operational Efficiency Risk Management Controls Limit Market Volatility Headwinds Strong Financial and Credit Profile 16

Appendix 17

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30				Nine Months Ended September 30			
	2018		2017		2018		2017	
REVENUE								
Retail revenue	$	82.9	$	62.1	$	239.1	$	180.2
Futures revenue		8.7		9.0		30.4		29.2
Interest & Other revenue		4.0		2.6		8.6		6.2
Net revenue	$	95.5	$	73.8	$	278.1	$	215.5
EXPENSES								
Employee compensation and benefits		22.9		20.8		69.7		64.3
Selling and marketing		10.2		6.4		23.0		23.2
Referral Fees		8.1		12.9		30.0		42.7
Trading expenses		5.8		4.7		17.1		15.1
General and administrative		18.0		16.0		57.0		46.5
Depreciation and amortization		8.2		7.9		26.2		22.7
One-Time Expenses		5.0		0.0		4.9		0.0
Total expenses		78.2		68.8		227.9		214.5
OPERATING PROFIT/(LOSS)	$	17.3	$	5.0	$	50.2	$	1.1
Interest expense on long term borrowings		3.4		3.0		10.1		8.3
Loss on extinguishment of debt		0.0		4.9		0.0		4.9
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	$	13.9	$	(2.9)	$	40.1	$	(12.2)
Income tax (benefit)/expense		4.0		0.1		11.4		(4.3)
Equity in net loss of affiliate		0.0		0.0		0.0		(0.1)
Net income/(loss) from continuing operations	$	10.0	$	(3.1)	$	28.7	$	(8.0)
Income from discontinued operations, including gain on sale of $69.439, net of income tax of $3.222	$	2.3	$	0.7	$	67.3	$	1.0
NET INCOME/(LOSS)	$	12.3	$	(2.4)	$	96.0	$	(7.0)
Net income attributable to non-controlling interests		0.1		0.2		0.6		0.5
NET INCOME/(LOSS) APPLICABLE TO GAIN CAPITAL HOLDINGS, INC.	$	12.2	$	(2.6)	$	95.4	$	(7.5)
Earnings/(loss) per common share[(1)]:								
Basic earnings/(loss) from continuing operations	$	0.22	$	(0.06)	$	0.61	$	(0.14)
Diluted earnings/(loss) from continuing operations	$	0.22	$	(0.06)	$	0.60	$	(0.14)
Basic earnings from discontinued operations	$	0.05	$	0.02	$	1.50	$	0.02
Diluted earnings from discontinued operations	$	0.05	$	0.02	$	1.49	$	0.02
Weighted average common shares outstanding used in computing (loss)/earnings per common share: (2)								
Basic		44,553,903		46,323,038		44,787,875		47,295,843
Diluted		44,984,721		46,323,038		45,270,797		47,295,843

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.
(1) Earnings per share includes an adjustment for the redemption value of the NCI put option.
(2) Total shares outstanding at September 30, 2018 was 44,335,477

18

CONSOLIDATED BALANCE SHEET As of 9/30/2018 12/31/2017 ASSETS: Cash and cash equivalents $ 362.3 $ 209.7 Cash and securities held for customers 887.3 978.8 Receivables from brokers 57.5 78.5 Property and equipment - net of accumulated depreciation 33.5 40.7 Intangible assets, net 36.2 62.0 Goodwill 28.0 33.0 Other assets 37.5 45.9           Total assets $ 1,442.3 $ 1,448.6 LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers $ 887.3 $ 978.8 Payables to brokers 1.8 2.8 Accrued compensation & benefits 11.1 10.1 Accrued expenses and other liabilities 38.0 33.9 Income tax payable 7.5 0.6 Convertible senior notes 136.9 132.2           Total liabilities $ 1,082.5 $ 1,158.5 Non-controlling interest $ 2.5 $ 4.4 Shareholders' Equity 357.2 285.7           Total liabilities and shareholders' equity $ 1,442.3 $ 1,448.6 Note: Dollars in millions. Columns may not add due to rounding. 19

LIQUIDITY As of 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Cash and cash equivalents $ 362.3 $ 360.3 $ 239.7 $ 209.7 $ 225.6 Receivable from brokers (1) 57.5 52.3 72.0 78.5 56.0 Revolving credit facility (undrawn) 50.0 50.0 50.0 50.0 50.0 Net operating cash 469.8 462.6 361.7 338.2 331.6 Less: Regulatory capital requirements/charges (2) (110.1) (108.9) (114.6) (112.9) (127.5) Less: Payables to brokers (1) (1.8) (3.0) 0.0 (2.8) 0.0 Less: Convertible senior notes due 2018 (6.4) (6.4) (6.4) (6.4) 0.0 Liquidity $ 351.5 $ 344.3 $ 240.7 $ 216.1 $ 204.1 Regulatory Capital Requirements/Charges US $ 35.8 $ 37.1 $ 36.1 $ 37.4 $ 37.1 UK 69.7 67.1 73.7 70.5 85.4 Other jurisdictions 4.6 4.7 4.8 5.0 5.0 Total Regulatory Capital Requirements/Charges (2) $ 110.1 $ 108.9 $ 114.6 $ 112.9 $ 127.5 Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from or payable to brokers following the close-out of all open positions. 20 (2) Relates to regulatory capital requirements or capital charges, depending upon regulatory jurisdiction.

ADJUSTED EBITDA & MARGIN RECONCILIATION Continuing Operations 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 Net Revenue $ 95.5 $ 73.8 $ 278.1 $ 215.5 Net Income/(Loss) 10.0 (3.1) 28.7 (8.0) Net Income/(Loss) Margin % 10% (4)% 10% (4)% Net Income/(Loss) $ 10.0 $ (3.1) $ 28.7 $ (8.0) Depreciation & amortization 4.7 4.4 15.4 12.3 Purchase intangible amortization 3.5 3.5 10.8 10.4 Interest expense on long term borrowings 3.4 3.0 10.1 8.3 Income tax (benefit)/expense 4.0 0.1 11.4 (4.3) Contingent provision 5.0 0.0 5.0 0.0 Equity in net loss of affiliate 0.0 0.0 0.0 0.1 Loss on extinguishment of debt 0.0 4.9 0.0 4.9 Adjusted EBITDA $ 30.5 $ 12.9 $ 81.3 $ 23.8 Adjusted EBITDA Margin %(1) 32% 17% 29% 11 % Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 21

ADJUSTED NET INCOME AND EPS RECONCILIATION Continuing Operations 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 Net Income/(Loss) $ 10.0 $ (3.1) $ 28.7 $ (8.0) Income Tax Expense/(Benefit) 4.0 0.1 11.4 (4.3) Equity in Net Loss of Affiliate 0.0 0.0 0.0 0.1 Pre-Tax Income/(Loss) $ 13.9 $ (2.9) $ 40.1 $ (12.2) Plus: Adjustments 5.0 4.9 4.9 4.9 Adjusted Pre-Tax Income/(Loss) $ 18.9 $ 2.0 $ 45.0 $ (7.3) Adjusted Income Tax (Expense)/Benefit(1) (5.3) (0.3) (12.6) 1.2 Equity in Net Loss of Affiliate 0.0 0.0 0.0 (0.1) Non-controlling interest (0.1) (0.2) (0.6) (0.5) Adjusted Net Income/(Loss) $ 13.5 $ 1.4 $ 31.7 $ (6.6) Adjusted Earnings/(Loss) per Common Share: Basic $ 0.30 $ 0.03 $ 0.71 $ (0.14) Diluted $ 0.30 $ 0.03 $ 0.70 $ (0.14) Weighted average common shares outstanding used in computing adjusted earnings/(loss) per common share: (2) Basic 44,553,903 46,323,038 44,787,875 47,295,843 Diluted 44,984,721 46,530,002 45,270,797 47,295,843 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The company’s forecast tax rate reconciliation is included on Slide 23. 22 (2) Total shares outstanding at September 30, 2018 was 44,335,477

ADJUSTED INCOME TAX (EXPENSE)/BENEFIT RECONCILIATION 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 GAAP Tax (expense)/benefit $ (4.0) $ (0.1) $ (11.4) $ 4.3 GAAP Tax Rate 28.8% (3.4)% 28.4% 35.2% Uncertain tax position $ 0.0 $ 0.0 $ (0.2) (2.1) Tax true up 0.1 0.6 0.4 (0.1) One off adjustments (1.4) (0.8) (1.4) (0.8) Adjusted tax (expense)/benefit $ (5.3) $ (0.3) $ (12.6) $ 1.2 Adjusted tax rate 28.0% 16.9% 28.0% 16.9% Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. 23

EPS COMPUTATION 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 Net income/(loss) from continuing operations $ 10.0 $ (3.1) $ 28.7 $ (8.0) Net income attributable to non-controlling interests $ 0.1 $ 0.2 $ 0.6 $ 0.5 Net income/(loss) from continuing operations $ 9.8 $ (3.3) $ 28.1 $ (8.5) Adjustment(1) $ 0.0 $ 0.7 $ (0.9) $ 1.7 Net income/(loss) available to GAIN common shareholders from continuing operations $ 9.8 $ (2.6) $ 27.2 $ (6.8) Earnings/(Loss) per common share Basic earnings/(loss) from continuing operations $ 0.22 $ (0.06) $ 0.61 $ (0.14) Diluted earnings/(loss) from continuing operations $ 0.22 $ (0.06) $ 0.60 $ (0.14) Weighted average common shares outstanding used in computing earnings/(loss) per common share: (2) Basic 44,553,903 46,323,038 44,787,875 47,295,843 Diluted 44,984,721 46,323,038 45,270,797 47,295,843 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The adjustment relates to the Company's redeemable non-controlling interests. An increase to the carrying value reduces earnings available to the Company's shareholders. A decrease to the carrying value increases earnings available to the Company's shareholders. 24 (2) Total shares outstanding at September 30, 2018 was 44,335,477

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 Retail segment $39.0 $19.5 $107.3 $45.5 Futures segment 1.3 1.3 4.5 2.2 Corporate and other (9.8) (7.9) (30.5) (23.9) Segment profit $30.5 $12.9 $81.3 $23.8 Depreciation and amortization $4.7 $4.4 $15.4 $12.3 Purchased intangible amortization 3.5 3.5 10.8 10.4 Restructuring expenses 0.0 0.0 0.0 0.0 Contingent provision 5.0 0.0 5.0 0.0 Impairment of investment 0.0 0.0 (0.1) 0.0 Operating profit/(loss) $17.3 $5.0 $50.2 $1.1 Interest expense on long term borrowings 3.4 3.0 10.1 8.3 Loss on extinguishment of debt 0.0 4.9 0.0 4.9 Income/(Loss) before income tax expense/(benefit) $13.9 ($2.9) $40.1 ($12.2) Note: Dollars in millions. Columns may not add due to rounding. 25

GAIN | CAPITAL

PRO FORMA RECONCILIATION

	Q1 2017			Q2 2017			Q3 2017			Q4 2017		
	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops
REVENUE:												
Retail revenue	$ 38.9	$ 0.0	$ 38.9	$ 79.1	$ 0.0	$ 79.1	$ 62.1	$ 0.0	$ 62.1	$ 50.9	$ 0.0	$ 50.9
Institutional revenue	8.4	8.4	0.0	7.4	7.4	0.0	7.5	7.5	0.0	6.8	6.8	0.0
Futures revenue	10.6	0.0	10.6	9.6	0.0	9.6	9.0	0.0	9.0	8.8	0.0	8.8
Interest & Other revenue	1.7	0.0	1.7	2.0	0.0	2.0	2.6	0.0	2.6	3.1	0.2	2.9
Net revenue	$ 59.6	$ 8.4	$ 51.2	$ 98.1	$ 7.4	$ 90.6	$ 81.3	$ 7.6	$ 73.8	$ 69.7	$ 7.0	$ 62.7
EXPENSES:												
Employee compensation and benefits	24.2	3.7	20.5	26.3	3.3	23.0	23.8	3.0	20.8	20.9	2.5	18.3
Selling and marketing	9.3	0.0	9.2	7.5	0.0	7.5	6.4	0.0	6.4	8.0	0.0	8.0
Referral fees	16.4	0.0	16.4	13.3	0.0	13.3	12.9	0.0	12.9	11.0	0.0	11.0
Trading expenses	8.1	2.6	5.5	7.2	2.3	4.9	7.2	2.4	4.7	6.6	2.3	4.3
General and administrative	9.7	0.5	9.2	12.8	0.9	11.9	11.4	0.2	11.2	11.8	0.6	11.2
Depreciation and amortization	4.0	0.2	3.8	4.3	0.2	4.1	4.6	0.2	4.4	4.9	0.4	4.6
Purchased intangible amortization	3.6	0.5	3.1	4.4	0.5	3.8	4.1	0.5	3.5	4.1	0.5	3.6
Communications and technology	5.2	0.1	5.0	4.6	0.1	4.5	4.8	0.1	4.6	5.2	0.1	5.1
Bad debt provision	0.1	0.0	0.1	(0.2)	0.0	(0.2)	0.1	0.0	0.1	(0.3)	0.0	(0.3)
Restructuring expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Integration expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Legal settlement	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Impairment of investment	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.6	0.0	0.6
Total expenses	80.6	7.7	72.9	80.2	7.4	72.8	75.3	6.5	68.7	72.9	6.5	66.3
OPERATING PROFIT/(LOSS)	$ (21.0)	$ 0.7	$ (21.7)	$ 17.8	$ 0.0	$ 17.8	$ 6.0	$ 1.0	$ 5.1	$ (3.2)	$ 0.5	$ (3.6)
Interest expense on long term borrowings	2.7	0.0	2.7	2.7	0.0	2.7	3.0	0.0	3.0	3.5	0.0	3.5
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	4.9	0.0	4.9	0.0	0.0	0.0
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	$ (23.7)	$ 0.7	$ (24.3)	$ 15.1	$ 0.0	$ 15.1	$ (1.9)	$ 1.0	$ (2.8)	$ (6.7)	$ 0.5	$ (7.1)

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.

26

PRO FORMA RECONCILIATION

	Q1 2018			Q2 2018			Q3 2018		
	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops	GAIN	Inst	Cont Ops
REVENUE:									
Retail revenue	$ 84.1	$ 0.0	$ 84.1	$ 72.0	$ 0.0	$ 72.0	$ 82.9	$ 0.0	$ 82.9
Institutional revenue	8.5	8.5	0.0	7.9	7.9	0.0	0.0	0.0	0.0
Futures revenue	10.6	0.0	10.6	11.1	0.0	11.1	8.7	0.0	8.7
Interest & Other revenue	3.6	0.0	3.6	1.1	0.1	1.0	4.0	0.0	4.0
Net revenue	$ 106.9	$ 8.5	$ 98.5	$ 92.2	$ 8.0	$ 84.2	$ 95.5	$ 0.0	$ 95.5
EXPENSES:									
Employee compensation and benefits	27.8	3.4	24.3	24.9	2.5	22.5	22.9	0.1	22.8
Selling and marketing	6.0	0.1	6.0	6.8	0.0	6.8	10.2	0.0	10.2
Referral fees	11.9	0.5	11.4	11.0	0.5	10.5	8.1	0.0	8.1
Trading expenses	8.5	2.7	5.8	8.3	2.8	5.5	5.8	0.0	5.8
General and administrative	13.0	0.5	12.5	14.8	0.5	14.2	12.2	0.0	12.2
Depreciation and amortization	5.7	0.3	5.4	5.4	0.1	5.3	4.7	0.0	4.7
Purchased intangible amortization	4.2	0.5	3.7	4.0	0.4	3.6	3.5	0.0	3.5
Communications and technology	5.5	0.1	5.4	5.6	0.1	5.5	5.5	0.0	5.5
Bad debt provision	1.1	0.0	1.1	0.3	0.0	0.3	0.3	0.0	0.3
Restructuring expenses	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0
Integration expenses	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Legal settlement	0.0	0.0	0.0	0.0	0.0	0.0	5.0	0.0	5.0
Impairment of investment	(0.1)	0.0	(0.1)	0.0	0.0	0.0	0.0	0.0	0.0
Total expenses	83.6	8.1	75.4	81.3	7.1	74.2	78.2	0.1	78.1
OPERATING PROFIT/(LOSS)	$ 23.3	$ 0.4	$ 22.9	$ 10.9	$ 0.9	$ 10.0	$ 17.3	$ (0.1)	$ 17.4
Interest expense on long term borrowings	3.3	0.0	3.3	3.4	0.0	3.4	3.4	0.0	3.4
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
INCOME/(LOSS) BEFORE INCOME TAX EXPENSE/(BENEFIT)	$ 20.0	$ 0.4	$ 19.6	$ 7.5	$ 0.9	$ 6.6	$ 13.9	$ (0.1)	$ 13.9

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.

27

DISCONTINUED OPERATIONS Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 2018 2017 REVENUE: Institutional revenue 0.0 7.5 16.4 23.3 Other revenue 0.0 0.0 0.0 0.0 Total non-interest revenue 0.0 7.5 16.4 23.3 Interest revenue 0.0 0.0 0.1 0.1 Total net interest revenue 0.0 0.0 0.1 0.1 Net revenue $ 0.0 $ 7.6 $ 16.5 $ 23.4 EXPENSES: Employee compensation and benefits $ 0.1 $ 3.0 $ 6.0 $ 10.0 Trading expenses 0.0 2.4 5.4 7.3 Other expenses — 1.1 4.0 4.3 Total operating expense 0.1 6.5 15.4 21.6 OPERATING PROFIT (0.1) 1.0 1.1 1.8 Gain on sale of discontinued operations (0.1) 0.0 69.4 0.0 INCOME BEFORE INCOME TAX EXPENSE/(BENEFIT) (0.3) 1.0 70.6 1.8 Income tax expense/(benefit) (2.6) 0.3 3.2 0.8 NET INCOME FROM DISCONTINUED OPERATIONS 2.3 0.7 67.3 1.0 Note: Dollars in millions, except share and per share data. Columns may not add due to rounding. 28

RETAIL REVENUE PER MILLION $164 $160 $140 $120 $114 $108 $100 $96 $80 $60 $40 $20 $0 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Quarterly Trailing 12 Months 29

OPERATING SEGMENT RESULTS: CORPORATE & OTHER Corporate & Other Financial & Operating Results 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2018 2017 2018 2017 TTM 9/30/18 Revenue/(loss) $ (0.1) $ 0.1 $ (1.3) $ 0.2 $ (1.5) Employee Comp & Ben 6.1 5.8 18.4 16.5 38.1 Marketing 0.1 0.0 0.2 0.1 0.6 Other Operating Exp. 3.6 2.2 10.6 7.4 20.8 Loss $ (9.8) $ (7.9) $ (30.5) $ (23.9) $ (61.0) Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 30

QUARTERLY OPERATING METRICS Three Months Ended, Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Retail Segment OTC Trading Volume (1)(2) $646.4 $644.8 $563.1 $795.4 $795.4 $506.5 OTC Average Daily Volume $9.9 $9.9 $8.8 $12.4 $12.4 $7.8 12 Month Trailing Active OTC Accounts (3) 134,120 133,813 132,262 131,764 131,764 129,182 3 Month Trailing Active OTC Accounts (3) 83,511 82,275 80,122 78,681 78,681 71,597 Futures Segment Number of Futures Contracts 1,655,166 1,518,417 1,623,656 2,160,231 2,073,684 1,622,114 Futures Average Daily Contracts 26,272 24,102 25,772 35,414 32,401 25,748 12 Month Trailing Active Futures Accounts (3) 7,885 8,056 7,838 7,959 7,881 7,550 1 US dollar equivalent of notional amounts traded. 2 For the quarter, indirect volume represented 25% of total retail OTC trading volume. 3 Accounts that executed a transaction during the relevant period. Note: Volumes in billions. Definitions for all operating metrics are available on page 33 31

GAIN CAPITAL

September 2018 OPERATING METRICS

OTC Average Daily Volume ($ bns)


$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.8
$9.4
$8.2
$11.3
$14.2
$11.9
$10.6
$11.1
$10.2
$8.3
$7.6
$7.5
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18

TTM Active OTC Accounts (000s)


140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
133.6
131.8
132.3
132.8
133.5
131.8
130.8
131.0
130.0
131.0
128.9
129.2
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18

Futures Average Daily Contracts (000s)


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
23.8
27.7
25.8
32.1
37.6
36.8
35.9
31.6
29.8
23.4
25.1
29.2
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18

TTM Active Futures Account (000s)


$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
8.0
7.9
7.8
7.9
8.0
8.0
8.0
7.9
7.9
7.6
7.5
7.6
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18

32

DEFINITION OF METRICS • Active Accounts: Accounts that executed a transaction during the period • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 33